UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

REGEN BIOLOGICS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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REGEN BIOLOGICS, INC.
411 Hackensack Avenue
Hackensack, NJ 07601

April 17, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting of Stockholders”) of ReGen Biologics, Inc. (“ReGen”) to be held on May 29, 2009 at 8:00 a.m. Pacific Time at the offices of our legal counsel, Pillsbury Winthrop Shaw Pittman LLP, located at 50 Fremont Street, San Francisco, California 94105.

We have provided details of the business to be conducted at the meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement and form of proxy.  We encourage you to read these materials so that you may be informed about the business to come before the meeting.

You will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement and to ask questions about us and our operations.

It is important that your shares be represented and voted at the Annual Meeting of Stockholders. Whether or not you plan to attend, please sign and promptly return the enclosed proxy card using the envelope provided. If you do attend the Annual Meeting of Stockholders, you may withdraw your proxy and vote your shares in person.

Sincerely,

/s/ Gerald E. Bisbee, Jr., Ph.D.
Gerald E. Bisbee, Jr., Ph.D.
Chairman and Chief Executive Officer

REGEN BIOLOGICS, INC.
411 Hackensack Avenue
Hackensack, NJ 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 29, 2009

The Annual Meeting of Stockholders of ReGen Biologics, Inc. (“ReGen” or the “Company”) will be held on May 29, 2009 at 8:00 a.m. Pacific Time at the offices of our legal counsel, Pillsbury Winthrop Shaw Pittman LLP, located at 50 Fremont Street, San Francisco, California 94105, for the following purposes:

1. To elect Gerald E. Bisbee, Jr., Ph.D., Abhi Acharya, Ph.D., Alan W. Baldwin, Robert G. McNeil, Ph.D., J. Richard Steadman, M.D. and William R. Timken as directors for the next year;

2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office and to make certain related changes;

3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board has fixed the close of business on March 31, 2009 as the record date for us to determine those stockholders entitled to notice and those stockholders entitled to vote at the Annual Meeting of Stockholders. We request that all stockholders, whether or not you expect to attend the meeting, sign the enclosed proxy and return it as promptly as possible in the accompanying stamped envelope. You may revoke your proxy at any time before it is voted. If you are present at the meeting, you may vote your shares in person and the proxy will not be used. You are respectfully urged to read the proxy statement contained in this booklet for further information concerning the matters to be acted upon at the Annual Meeting of Stockholders and the use of the proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2009

The Proxy Statement and our 2008 Annual Report on Form 10-K are available at
http://www.regenbio.com/usa/en/financial-documents.php

By Order of the Board,

/s/ Gerald E. Bisbee, Jr., Ph.D.
Gerald E. Bisbee, Jr., Ph.D.
Chairman and Chief Executive Officer

April 17, 2009

IMPORTANT — PLEASE MAIL YOUR SIGNED PROXY CARD
PROMPTLY IN THE ENCLOSED ENVELOPE

REGEN BIOLOGICS, INC.
411 Hackensack Avenue
Hackensack, NJ 07601
________________

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 29, 2009
________________

This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of ReGen Biologics, Inc. (“ReGen” or the “Company”) to be held on May 29, 2009 at 8:00 a.m. Pacific Time at the offices of our legal counsel, Pillsbury Winthrop Shaw Pittman LLP, located at 50 Fremont Street, San Francisco, California 94105.

The matters proposed for consideration at the meeting are:

•	the election of Gerald E. Bisbee, Jr., Ph.D., Abhi Acharya, Ph.D., Alan W. Baldwin, Robert G. McNeil, Ph.D., J. Richard Steadman, M.D. and William R. Timken as directors for the next year;

•
an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office and to make certain related changes;

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year; and

•	the transaction of such other business as may come before the meeting or any adjournment thereof.

This proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the enclosed proxy card are being mailed to stockholders on or about April 24, 2009. The enclosed proxy card is solicited by our Board and will be voted at the Annual Meeting of Stockholders and any adjournments thereof.

If you complete and properly sign and mail the enclosed proxy card, it will be voted as you direct. If no instructions are given, the stockholder’s shares will be voted in accordance with the recommendations of the Board “FOR” each of the proposals presented in this proxy statement. Those recommendations are described later in this proxy statement.  If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares and present it to the inspector of elections with their ballot. Voting in person will replace any previous votes submitted by proxy.

The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (which we define below) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the Annual Meeting of Stockholders. The inspectors of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter. If, with respect to any shares, a broker or other nominee submits a proxy card indicating that instructions have not been received from the beneficial owners or the persons entitled to vote and that such broker or other nominee does not have discretionary authority to vote such shares (a “broker non-vote”) on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining the approval of any such proposal.

The proxy may be revoked at any time before it is exercised by delivering a written notice of revocation to our Corporate Secretary. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Corporate Secretary at our principal executive offices as follows: 411 Hackensack Avenue, Hackensack, New Jersey 07601, Attention: Corporate Secretary. If you are a registered stockholder and you attend the Annual Meeting of Stockholders in person, you may revoke your proxy by either giving notice of revocation to the inspectors of election at the Annual Meeting of Stockholders or by voting at the Annual Meeting of Stockholders in person. “Street name” stockholders must contact the institution that holds their shares to revoke any prior voting instructions. The only items of business that the Board intends to present or knows will be presented at the Annual Meeting of Stockholders are the items discussed in this proxy statement. The proxy confers discretionary authority upon the persons named in it, or their substitutes, to vote on any other items of business that may properly come before the meeting. All holders of record of our common stock and preferred stock at the close of business on March 31, 2009 will be eligible to vote at the Annual Meeting of Stockholders. As of March 31, 2009 we had 9,774,252 shares of common stock issued and outstanding, and 1,990,331 and 1,381,881 shares, respectively, of Series A and Series C preferred stock issued and outstanding, and 9,942,864 in aggregate voting securities issued and outstanding, including an aggregate of 168,612 shares of Series A and Series C preferred stock on an as converted basis. The holders of our preferred stock have the right to vote together with the holders of our common stock on an as-converted basis. Each share of common stock and each share of preferred stock on an as-converted basis is entitled to one vote.

ELECTION OF DIRECTORS

(PROPOSAL 1)

If Proposal 2 is not adopted, the directors elected pursuant to this Proposal 1 will serve for a term of one year or until their respective successors are duly elected and qualified.  If Proposal 2 is adopted, the directors elected pursuant to this Proposal 1 will be elected for the terms set forth below under “Classification of Directors” in Proposal 2.  With respect to the election of directors, you may (i) vote “for” all of the nominees, or (ii) “withhold” with respect to some or all nominees. Directors are elected by the affirmative vote of the holders of a plurality of the shares of our capital stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Stockholders. As a result, the six director nominees that receive the most votes will be elected.  Broker non-votes will not be counted as votes for or against any nominee or director. In the event that any nominee should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for the office of director as the Board may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

The names, ages, principal occupations and other information concerning the director nominees, based upon information received from them, are set forth below.

Gerald E. Bisbee, Jr., Ph.D., 66, (President and Chief Executive Officer from 1989 to 1997 and from 2002 to present, Chairman of the Board from 1989 through 1997, and December 2000 to present, and director since 1989). Dr. Bisbee served as Chairman and CEO of RBio, Inc. from 1998 to 2002. Dr. Bisbee was chairman and CEO of APACHE Medical Systems, Inc., a company providing clinical trial and FDA advisory services to device and pharmaceutical companies, and an industry-leading information management system for high-cost, high-risk patients. In 1988, Dr. Bisbee became Chairman and CEO of Sequel Corporation, an orthopedic rehabilitation practice management and manufacturing company. Dr. Bisbee holds a Ph.D. from Yale University in chronic epidemiology with an emphasis in muscular-skeletal disease. His dissertation is part of the development of Diagnostic Related Groups, or DRGs. Dr. Bisbee is a co-author of the first national orthopedic study entitled, Musculoskeletal Disorders: Their Frequency of Occurrence and Their Impact on the Population of the U.S. He also holds an M.B.A. in finance and health care systems from University of Pennsylvania’s Wharton School. Dr. Bisbee is also a director of Cerner Corporation and Care Investment Trust.

J. Richard Steadman, MD, 71, (Director since 2002). Dr. Steadman conducts an orthopedic surgery practice at the Steadman Hawkins Clinic in Vail, Colorado, and is globally recognized for his expertise in sports medicine, surgery and rehabilitation. Dr. Steadman served as a director of RBio, Inc. from 1990 to 2002. Dr. Steadman has received numerous national and international awards including the Albert Trillat Award for Excellence in Knee Research from the International Society for the Knee, the H. Edward Cabaud Memorial Award for Knee Research from the American Orthopedic Society for Sports Medicine, and the highly prestigious GOTS-Beiersdorf (Germany) Prize. He is also a member of the U.S. Ski Hall of Fame. Dr. Steadman holds a BS in Biology (pre-med) from Texas A&M and an M.D. from the University of Texas, Southwestern Medical School. He completed his Orthopedic Surgery Residency at Charity Hospital (LSU) in New Orleans.

Robert G. McNeil, Ph.D., 65, (Director since 2002). Dr. McNeil is a general partner of Sanderling Ventures, a biomedical industry investment firm, and has thirty years experience as an active investor and management participant in seed and early-stage biomedical companies. Dr. McNeil served as a director of RBio, Inc. from 1990 to 2002. He founded Sanderling Ventures in 1979. Dr. McNeil was a seed-stage investor in Advanced Cardiovascular Systems, Inc. and Venitrex, Inc., two privately-held medical device companies. He was a founder, Chief Executive Officer and Chairman of CoCensys, the Chief Executive Officer and Chairman of Acea, and the Chairman of Peregrine Pharmaceuticals, a publicly-held company. Dr. McNeil earned his Ph.D. in the fields of molecular biology, biochemistry and genetics from the University of California, Irvine. Following his graduation, he pursued a long-time interest in investing by joining Shuman Agnew & Co., a San Francisco investment firm, where he worked as a portfolio manager and investment analyst. Dr. McNeil is Chairman of the Board of InfraReDx, Inc.

Alan W. Baldwin, 72, (Director since 2000, Chairman of Audit Committee since 2002). Mr. Baldwin was President and Chief Executive Officer of Integral Systems, Inc. from June 2007 through July 2008, and continues to serve as a Director of Integral Systems, Inc., a supplier of satellite ground station command and control systems for use by commercial and government satellite operators. Prior to joining Integral Systems, Mr. Baldwin was the President and Chief Operating Officer of Argosy Chemical International, a supplier of composite materials, specialty chemicals, technology, equipment, and related services. Before joining Argosy, Mr. Baldwin was president of Alcore, a division of the McGill Corporation; the Chief Executive Officer of CopperGlass Optical Solutions, Inc.; and director of Wren Associates, Ltd. Mr. Baldwin is a graduate of the U.S. Military Academy at West Point, New York and received his Masters Degree in engineering and mathematics from the University of Alabama.

Abhi Acharya, Ph.D., 68, (Director since May 2003, Member of Audit Committee since May 2004). Dr. Acharya served at the Office of Device Evaluation, Center for Devices and Radiological Health, FDA from 1977 to 1993 holding a variety of positions including Director, Division of Cardiovascular, Respiratory and Neurological Devices, and Chief of Surgical Devices Branch. Most recently, Dr. Acharya served as Senior Vice President, Regulatory Affairs, Quality, Clinical Research of EndoTex Interventional Systems, Vice President, Regulatory Affairs, Quality Assurance and Clinical Research of Target Therapeutics, Inc. and Senior Technical Advisor at Biometric Research Institute, Inc. Dr. Acharya has authored numerous publications, and he has received the FDA Award of Merit, the Commendable Service Award, and the Commissioner’s Special Citation. He earned his M.S. and Ph.D. in Biomedical Engineering from Northwestern University and a B.S. in Metallurgical Engineering from the Indian Institute of Technology. Dr. Acharya has been employed as a consultant since 1999, and served on the board of directors until June 2008 of Stereotaxis, Inc.  Dr. Acharya currently serves on the board of directors of NeoMend, Inc., InfraReDx, Inc. and Naviscan, Inc.

William R. Timken, 74, (Director since June 2004, Member of Audit Committee since June 2004). Mr. Timken, a founding partner of Hambrecht & Quist, joined H&Q in 1968 and retired in 1999 as its Vice Chairman. During his forty-two year career as a securities industry executive, Mr. Timken was involved in bringing to market and capitalizing companies such as Genentech, Apple and Netscape. Mr. Timken has been an informal advisor to ReGen since 1992. Mr. Timken is a graduate of Colby College and has served on the Blair Academy Board of Trustees since 1981, where he served as Chairman from 2001 to 2006.

Director Independence

In accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board affirmatively determines the independence of each director and nominee for director. The Board makes independence determinations in accordance with Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market (the “NASDAQ listing standards”). Based on these standards, the Board determined in early 2008 that the following non-employee directors are independent: Mr. Baldwin, Mr. Timken and Dr. Acharya, and that the remaining directors are not independent.

Meetings and Committees of the Board

During the 2008 fiscal year, there were ten meetings of the Board, seven of which were telephonic meetings. Each incumbent director, except Dr. Steadman, attended at least 75% of the aggregate total number of the meetings of the Board during his tenure and the meetings of the Board committees on which he served during such tenure.

The Board has a standing Audit Committee. The Board does not have a separate compensation committee or nominating committee.

Audit Committee.  The Audit Committee, which met seven times during the 2008 fiscal year, reviews the professional services provided by our independent registered public accounting firm, the independence of the independent registered public accounting firm, annual financial statements and our system of internal control over financial reporting. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. In 2008, the members of the Audit Committee were Dr. Acharya and Messrs. Timken and Baldwin (who serves as the Committee’s Chairman). As independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards, our Board of Directors has determined that Messrs. Baldwin and Timken and Dr. Acharya are independent directors. In addition, Messrs. Baldwin and Timken and Dr. Acharya each meet the other requirements for audit committee members under the Exchange Act. Our Board of Directors has determined that Mr. Baldwin, an independent director, qualifies as an “audit committee financial expert” as such term is defined in the Exchange Act. The Audit Committee is governed by a charter, a copy of which can be found on our website, www.regenbio.com.

Board of Directors Acting as the Compensation Committee.  During the year ended December 31, 2008, our full Board of Directors acted as the compensation committee. Dr. Bisbee, who is a member of the Board of Directors, is also an executive officer of ReGen. Based on ReGen’s size, the size of our Board of Directors and the number of employees, the Board of Directors does not believe ReGen would derive any significant benefit from a separate compensation committee. The members of the Board of Directors are not all independent as defined in the NASDAQ listing standards. ReGen does not have a compensation committee charter.

Board of Directors Acting as the Nominating Committee.  During the year ended December 31, 2008, our full Board of Directors acted as a nominating committee. Based on ReGen’s size, and the size of our Board of Directors, the Board of Directors does not believe ReGen would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in the NASDAQ listing standards. ReGen does not have a nominating committee charter.

Evaluation of Director Candidates

In evaluating and recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on ReGen’s current needs. These factors may include diversity, age, skills such as understanding of the orthopedics industry and of general finance, relevant regulatory experience, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background, as well as the candidate’s ability to devote the required time and effort to serve on the Board.

The Board will consider for nomination candidates recommended by stockholders if the stockholders comply with the following requirements. If a stockholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors nominee, such stockholder must submit in writing to the Board: (i) the name and address of the stockholder submitting the proposal, as it appears on our stockholder records, and of the beneficial owner thereof, (ii) the number of each class of our shares of voting stock that are owned beneficially and of record by the stockholder and the beneficial owner, (iii) a description of all arrangements or understandings between the stockholder and the director nominee and any other person pursuant to which the nomination is to be made by the stockholder, and (iv) all information relating to the director nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a director nominee and to serving as a director if elected). This information must be delivered to our Chairman at ReGen’s address and must be received no later than the date prescribed in the most recent proxy statement under the heading “Deadline for Stockholder Proposals,” as such date may be amended in cases where the annual meeting of stockholders has been changed as contemplated in SEC Rule 14a-8(e), to be considered as a potential Board of Directors nominee at the annual meeting of stockholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by stockholders that comply with these requirements will receive the same consideration that the Board’s candidates receive. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the inspector of elections shall disregard all votes cast for each such nominee. There have been no changes to this procedure since it was reported in our Proxy Statement for our 2008 annual meeting of stockholders.

Stockholder Communications with the Board

ReGen stockholders may communicate with the Board in writing addressed to:

Board of Directors
c/o Corporate Secretary
411 Hackensack Avenue
Hackensack, New Jersey 07601

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to (i) the entire Board, (ii) the non-management members of the Board, if so addressed, or (iii) the members of a Board committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility, each communication that (a) relates to ReGen’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content and (c) does not merely relate to a personal grievance against ReGen or a team member or further a personal interest not shared by other stockholders generally.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, will be sent to any stockholder without charge upon written request addressed to:

Investor Relations
ReGen Biologics, Inc.
411 Hackensack Avenue
Hackensack, New Jersey 07601

We strongly encourage each of our directors to attend in person each annual meeting of stockholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments. Dr. Bisbee, our Chairman of the Board of Directors, attended the 2008 annual meeting of stockholders.

Code of Ethics

The Board of Directors has adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist the directors, officers, and employees in complying with both ReGen’s corporate policies and with the law and is available on our website at www.regenbio.com. We will promptly disclose any amendment to or waiver of a provision of the Code of Ethics, including the name of the officer to whom the waiver was granted, on our website at www.regenbio.com.

Director Compensation

Directors are entitled to reimbursement of expenses for attending each meeting of the Board and each meeting of any committee. The directors elected not to receive cash compensation for the 2008 fiscal year.

Currently, our directors who are not also our employees are eligible to participate in our Non-Employee Director Stock Option Plan, as amended and restated effective April 1, 2004. The Chairman of the Board of Directors is responsible for administering the plan. Pursuant to the plan as currently in effect, the timing of grants and the number of underlying shares to be awarded are as determined by the Chairman. The exercise price of the options and the vesting schedule are specified by the Chairman at the time of grant and set forth in each option agreement. Stock options granted under this plan have a term of ten years from the date of grant. We currently have reserved 124,750 shares of our common stock for issuance under this plan. The plan may be terminated by the Board at any time. Upon the occurrence of a change of control, as defined in the plan, all outstanding unvested options under the Non-Employee Director Stock Option Plan immediately vest.

Non-employee directors are also entitled to stock option grants under our Non-Employee Director Supplemental Stock Option Plan, which became effective as of January 1, 1999 and was amended and restated effective January 31, 2003. Pursuant to this plan, 25,000 shares of our common stock are issuable to individuals who are non-employee members of the Board on the date of the grant. We currently have reserved 21,250 shares of our common stock for issuance under this plan. The supplemental plan is administered by the Board of Directors. The exercise price of the options is to be at least the fair market value of our common stock on the date of grant. Stock options granted under the plan have a term and vest as set forth in each option agreement. The plan may be terminated by the Board at any time. Upon the occurrence of a change in control, all outstanding unvested options under the Non-Employee Director Supplemental Stock Option Plan immediately vest.

Although we usually grant options to our non-employee directors under either of the foregoing plans, directors also are eligible to receive grants under our Employee Stock Option Plan.

In April and November 2008, we granted non-plan stock options to all of our non-employee directors.

DIRECTOR COMPENSATION TABLE (1)

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
J. Richard Steadman, MD	$—	$81,916	$14,498	(3)	$96,414
Robert G. McNeil, Ph.D.	$—	$80,340	$—		$80,340
Alan W. Baldwin	$—	$80,126	$—		$80,126
Abhi Acharya, Ph.D.	$—	$80,024	$—		$80,024
William R. Timken	$—	$135,966	$—		$135,966
____________

(1)	Dr. Bisbee, our President and Chief Executive Officer, is not included in this table because compensation for his service as a director is fully reflected in the Summary Compensation Table below.

(2)
The assumptions made in the valuation of the option awards reported in this column are discussed in Note 3 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	Other compensation includes royalties for sales related to the SharpShooter product.

EXECUTIVE OFFICERS

Gerald E. Bisbee, Jr., Ph.D., 66, Chairman, President and Chief Executive Officer. See description above.

Jeffrey Chandler, 49, Senior Vice President, Sales and Marketing, joined our Company in December 2008. Mr. Chandler has over twenty years experience in orthopedics and sports medicine, operating in various capacities ranging from sales and marketing to chief executive officer and working with startups to large organizations.  Prior to joining our Company, Mr. Chandler was the owner and operator of Binary Consulting since November 2006, where he provided services as a medical device consultant.  Prior to that, Mr. Chandler worked for Smith & Nephew Endoscopy from 2004 to November 2006, where he worked in arthroscopy and was the Director of U.S. Sales West.  Mr. Chandler received a B.A. from University of San Diego in 1981.

John Dichiara, 55, Senior Vice President Clinical and Regulatory Affairs and Quality Assurance, has over twenty years experience in the orthopedics industry. Before joining our Company in 1999, he was the Director of Clinical Affairs at Howmedica Osteonics, Inc. where he was responsible for the integration of the clinical departments of both companies after the acquisition by Stryker, Inc. Prior to that time, he worked for the Howmedica Division of Pfizer Medical Technology from 1984 to 1998 in a series of increasingly responsible positions in Research and Development and Regulatory Affairs. As Director of Regulatory Affairs and Public Policy he was responsible for worldwide regulatory approvals for Howmedica’s orthopedic, craniomaxillofacial and neurological products. He holds a B.A. in biological science from Columbia College.

James Flounlacker, 48, Senior Vice President Administration, joined our Company in February 2009.  Prior to joining our Company, Mr. Flounlacker was Vice President for Service Delivery at DST Health Solutions, where he led a team of over 200 employees in the United States and India to provide implementation, consulting and technical support from 2007 to 2009.  In 2003, Mr. Flounlacker founded Epiphany Partners through which he provided program management and operational management consulting for a variety of clients including ReGen. Prior to starting Epiphany Partners, Mr. Flounlacker held progressively responsible management and executive positions with Electronic Data Systems (EDS), Amisys Synertec, APACHE Medical Systems, and First Consulting Group.  Mr. Flounlacker holds an Executive MBA from Loyola College, and a B.A. in English from the University of Maryland, where he served on the College of Arts and Humanities Alumni Board of Directors.

William G. Rodkey, DVM, 62, Vice President of Scientific Affairs since February 1997.  Since July 1991, he has served as Director of Basic Science Research and Educational Consultant at the Steadman Hawkins Sports Medicine Foundation and prior to that time was Chief of the Military Trauma Division for Letterman Army Institute of Research.  Having conducted research regarding surgical care of trauma victims and authored numerous publications, he received the Albert Trillat Award for Excellence in Knee Research from the International Society for the Knee and twice the H. Edward Cabaud Memorial Award for Knee Research from the American Orthopedic Society of Sports Medicine.  He holds a D.V.M. from Purdue University School of Veterinary Medicine and completed his surgery residency at the University of Florida.  He is board certified as a Diplomat of the American College of Veterinary Surgeons.  In 2005, Mr. Rodkey was appointed to the Scientific Committee of International Society of Arthroscopy, Knee Surgery and Orthopaedic Sports Medicine.

Brion D. Umidi, 46, Senior Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer, joined our Company in July 2002. Prior to joining our Company, Mr. Umidi was the founder and President of Umidi + Company, Inc., which provides professional accounting and financial management services to growing companies. Mr. Umidi acted as a contract CFO for us since 2000. Prior to starting Umidi + Company, Mr. Umidi was the CFO, Vice President of Finance and Administration, and Treasurer of APACHE Medical Systems, Inc. Mr. Umidi is a former commercial finance loan officer with the Mercantile Safe Deposit and Trust Company in Baltimore, Maryland and a former auditor with MNC Financial, Inc. in Baltimore. He received his Bachelor of Business Administration from Loyola College in Baltimore, where he majored in accounting and finance.

EXECUTIVE COMPENSATION

The table below summarizes the total compensation paid or earned by each of the named executive officers for the fiscal years ended December 31, 2008 and 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Gerald E. Bisbee, Jr., Ph.D.	2008	$334,106	$190,000	$316,041	$—	$—	$840,147
Chairman and Chief Executive Officer	2007	$334,106	$—	$249,028	$—	$—	$583,134
John Dichiara	2008	$202,744	$120,800	$117,922	$—	$—	$441,466
SVP, Clinical and Regulatory Affairs and Quality Assurance	2007	$202,744	$—	$60,571	$—	$—	$263,315
Brion D. Umidi	2008	$212,613	$60,000	$176,656	$—	$—	$449,269
SVP, Chief Financial Officer	2007	$212,613	$—	$75,591	$—	$—	$288,204
____________

(1)
The assumptions made in the valuation of the option awards reported in this column are discussed in Note 3 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2008.

Employment Agreements

Of the executive officers listed in the Summary Compensation Table above, Dr. Bisbee and Mr. Umidi are each party to respective employment agreements with ReGen. Each executive’s employment agreement provides for consecutive one year terms of employment that automatically renew. In Dr. Bisbee’s case, either ReGen or Dr. Bisbee may terminate the agreement by providing the other party with 90 days’ written notice. Each of the employment agreements provide for base salary, adjusted annually, and various health and welfare benefits. Dr. Bisbee’s employment agreement provides that Dr. Bisbee is eligible to receive a bonus representing up to 25 percent of his base salary based on achievement of annual performance objectives. Each executive may be terminated by us at any time and is entitled to certain benefits if the executive is terminated without cause, resigns as a result of a material change in responsibilities, is terminated as a result of a change of control of ReGen or is terminated as a result of disability. These severance benefits are discussed in greater detail in the section below entitled “Potential Payments upon Termination or Change of Control.”

Components of Compensation

Our Board of Directors annually determines the balance between the different components of compensation, which consist mainly of salary, cash bonus and option awards. We may provide, but have not historically provided, Company-funded benefits under our 401(k) Retirement and Savings Plan. Perquisites provided to our executive officers are generally of limited value. The allocation among the components of compensation is intended to balance the goal of retention of our executive officers with a desire to have a significant portion of compensation variable and at risk for each executive’s performance and the performance of ReGen generally.

2008 Outstanding Equity Awards

During the 2008 fiscal year, we made option awards to certain executive officers, with each award vesting pro rata over a four year period. While we have not historically paid dividends, any dividends on shares underlying option awards will not begin to accrue until the option is exercised, at which time dividends will accrue in the same manner as for other outstanding common stock.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

	Option Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Gerald E. Bisbee, Jr., Ph.D.	125	(2)	—		$11.80	01/04/2009
	835	(2)	—		$25.00	01/26/2009
	26,278	(2)	—		$10.56	05/14/2009
	435	(2)	—		$30.00	01/01/2010
	125	(2)	—		$30.40	01/03/2010
	62,500	(2)	—		$4.60	07/19/2012
	51,034	(2)	—		$19.60	10/01/2013
	3,751		1,249	(3)	$19.80	01/11/2016
	29,617		30,480	(4)	$9.20	01/12/2017
	101,874		236,626	(4)	$1.80	10/18/2017
	1,220		126,050	(5)	3.20	04/05/2018
	1,608		166,192	(5)	2.90	11/19/2018
John Dichiara	8,249	(2)	—		$10.55	09/10/2009
	1,375	(2)	—		$10.55	05/11/2010
	8,249	(2)	—		$10.55	09/22/2010
	1,375	(2)	—		$10.55	01/01/2011
	8,249	(2)	—		$10.55	06/29/2011
	10,311	(2)	—		$2.55	06/21/2012
	7,500	(2)	—		$4.60	07/19/2012
	11,526	(2)	—		$19.60	10/01/2013
	7,002		7,206	(4)	$9.20	01/12/2017
	60,370		139,630	(4)	$1.80	10/18/2017
	519		53,686	(5)	3.20	04/05/2018
	779		80,531	(5)	2.90	11/19/2018
Brion Umidi	1,375	(2)	—		$10.55	09/12/2010
	3,750	(2)	—		$3.20	03/07/2011
	4,125	(2)	—		$10.55	09/06/2011
	30,932	(2)	—		$2.55	06/21/2012
	10,000	(2)	—		$4.60	07/19/2012
	12,837	(2)	—		$19.60	10/01/2013
	7,764		7,991	(4)	$9.20	01/12/2017
	101,874		235,626	(4)	$1.80	10/18/2017
	798		82,452	(5)	3.20	04/05/08
	1,197		123,683	(5)	2.90	11/19/2018

____________

(1)	On November 29, 2008, the Company completed a one-for-twenty reverse stock split of its common stock. All share and per share information in this table reflects the results of the reverse stock split.

(2)	These awards are fully vested.

(3)	This award vests pro rata over a four year period beginning on January 1, 2006.

(4)	This award vests pro rata over a four year period beginning on the date of grant.

(5)	This award vests pro rata over a four year period beginning on December 18, 2008.

There were no exercises of stock options by the named executive officers in 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Dr. Bisbee and Mr. Umidi are each party to respective employment agreements with ReGen, as described above in the section entitled “Employment Agreements.” If either Dr. Bisbee or Mr. Umidi is terminated without cause, resigns as a result of a material change in responsibilities, is involuntarily terminated due to a change in control or is terminated as a result of disability, he is entitled to severance pay, which is estimated in the table below.  Further, as provided in an escrow arrangement that ReGen entered into, if Mr. Dichiara is terminated without cause or if we fail to pay him his regularly scheduled net salary in full, he is entitled to severance pay, which is also estimated in the table below. All estimates are based on an assumed termination or resignation date of December 31, 2008. The actual payments due on terminations or resignations occurring on different dates could materially differ from the estimates in the table.

Except with respect to Mr. Dichiara, termination without “cause” means termination for any reason other than the executive’s: (i) commission of an act of fraud, dishonesty, or moral turpitude, or an act which, if proven in a court of law, would constitute a violation of a criminal code or other law, in each case having an adverse effect on ReGen; (ii) divulging ReGen’s confidential information in a manner that has an adverse effect on ReGen; or (iii) material breach of any material duty or obligation imposed upon the executive by us. For Mr. Dichiara, termination without “cause” means termination for any reason other than for the executive’s material violation of our policies as outlined in our employee handbook.

For both Dr. Bisbee and Mr. Umidi, resignation following a material change in responsibilities or termination for disability is treated as termination without cause.  Following a change in control, Dr. Bisbee and Mr. Umidi are entitled to the benefits each would receive upon termination without cause.

A “change in control” as used in each employment agreement means:

•
the purchase or other acquisition by any person, entity or syndicate group of persons and/or entities within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 40 percent or more of either the outstanding shares of common stock or the combined voting power of ReGen’s then outstanding voting securities entitled to vote generally;

•
the approval by the stockholders of ReGen of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of ReGen immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated ReGen’s then outstanding securities;

•	a liquidation or dissolution of ReGen; or

•	the sale of all or substantially all of ReGen’s assets.

ESTIMATED PAYMENTS UPON TERMINATION OR
CHANGE-IN-CONTROL ON DECEMBER 31, 2008

Name	Trigger Event	Severance Amount		Early Vesting of Stock Options(6)		Other(5)	Total
Gerald E. Bisbee, Jr., Ph.D.	Termination without Cause	$334,106	(1)	$802,028	(3)	$38,196	$1,180,462
	Disability
	Material Change in Responsibilities
	Change in Control

Brion D. Umidi	Termination without Cause	$106,307	(2)	$720,390	(4)	$10,208	$836,904
	Disability
	Material Change in Responsibilities
	Change in Control

John Dichiara	Termination without Cause	$115,319	(7)	$438,719		$—	$554,038
	Failure to Pay

__________

(1)           The severance payment for Dr. Bisbee upon termination without cause, termination due to disability, resignation following a material change in responsibilities, or termination due to a change in control consists of 12 months of salary continuation with payments made on our established payroll dates.

(2)           The severance payment for Mr. Umidi upon termination without cause, termination due to disability, resignation following a material change in responsibilities, or termination due to a change in control consists of a lump sum payment of six months of salary with payment to be made within 30 days after termination.

(3)           In addition to the acceleration provisions of individual option agreements (see note 6 below), upon resignation following termination without cause, a material change in responsibilities and termination due to disability, any of Dr. Bisbee’s unvested options that would have vested within 12 months of the executive’s date of termination vest immediately, and may be exercised within 12 months after the date of termination. The value of the executive officer’s unvested options that would become vested as of December 31, 2009 is measured based on the closing trading price of our common stock of $4.00 per share on December 31, 2008.

(4)           In addition to the acceleration provisions of individual option agreements (see note 6 below), upon resignation following termination without cause, a material change in responsibilities and termination due to disability, any of Mr. Umidi’s unvested options that would have vested within six months of the executive’s date of termination vest immediately, and may be exercised in accordance with their terms, except that a 12-month extension of the exercise period will apply. The value of the executive officer’s unvested options that would become vested as of June 30, 2009 is measured based on the closing trading price of our common stock of $4.00 per share on December 31, 2008.

(5)           Under each executive’s employment agreement, the executive is entitled to have us pay, or reimburse him for, the continuation of his Company-paid health benefits for 12 months in Dr. Bisbee’s case, and six months in Mr. Umidi’s case, in the event of termination without cause, resignation following material change in responsibilities, and termination due to change in control or disability.

(6)           Pursuant to the terms of options agreements for each executive, outstanding options become fully vested and remain so until the applicable expiration dates (as provided in the respective agreements) upon the occurrence of either (i) a change in control of the Company or (ii) for grants awarded prior to 2008, termination without cause (each as defined in the respective agreements).

(7)           The severance payment for Mr. Dichiara upon termination without cause or upon our failure to pay him his regularly scheduled net salary consists of a lump sum payment which approximates six months of his salary.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes the total number of outstanding securities in each of our equity compensation plans and the number of securities remaining for future issuance, as well as the weighted-average exercise price of all outstanding securities as of December 31, 2008.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	752,722	$10.26	13,411
Equity compensation plans not approved by security holders(1)	4,422,200	4.13	43,750
Total	5,174,922	$5.03	57,161
____________

(1)	Reflects warrants and non-plan options issued or assumed by ReGen.

BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the shares of our common stock and preferred stock as of March 31, 2009 by:

•	each person we know to beneficially own more than 5% of our voting stock,

•	each director and nominee for director,

•	each of our named executive officers named in the Summary Compensation Table under “Executive Compensation,” and

•	all of our directors, nominees for directors and executive officers as a group.

The number of shares of common stock outstanding on March 31, 2009 was 9,774,252 shares. Preferred stock outstanding as of March 31, 2009 included 1,990,331 shares of Series A and 1,381,881 shares of Series C.  The Company had no shares of Series D, E or F Preferred Stock outstanding as of March 31, 2009. Series A and Series C Preferred Stock is convertible into common stock on a one-for-twenty basis at the option of the holder of such shares.

The aggregate number of voting securities issued and outstanding as of March 31, 2009 was 9,942,864. The holders of our preferred stock have the right to vote together with the holders of our common stock on an as-converted basis. Each share of common stock and each share of preferred stock on an as-converted basis is entitled to one vote.

Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, executive officer or beneficial owner of more than 5% of our voting stock, or is based on filings with the Securities and Exchange Commission. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Information with respect to Series A and Series C Preferred Stock, options, and warrants is included on an as-converted basis. Beneficial ownership of the voting stock has been determined for this purpose in accordance with the Securities Exchange Act of 1934, as amended, which provides, among other things, that a person is deemed to be the beneficial owner of the voting stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within sixty days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with Securities and Exchange Commission reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the voting stock. Unless otherwise indicated below, the address of those identified in the table is ReGen Biologics, Inc., 411 Hackensack Avenue, Hackensack, NJ 07601.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Robert G. McNeil, Ph.D.(1)	3,871,458	36.80%
Sanderling Ventures(2)	3,770,604	36.06%
Ivy Healthcare Capital II, L.P.(3)	1,210,727	11.98%
Gerald E. Bisbee, Jr., Ph.D.(4)	394,172	3.84%
J. Richard Steadman M.D.(5)	317,982	3.15%
Brion D. Umidi(6)	239,010	2.35%
William R. Timken(7)	174,407	1.74%
John Dichiara(8)	171,106	1.69%
Alan W. Baldwin(9)	79,701	*
Abhi Acharya, Ph.D.(10)	71,201	*
All Directors and Executive Officers as a Group (eleven persons)(11)	5,541,981	46.77%
____________
 *           Represents less than 1% of our voting stock

(1)
Includes (i) 38,544 shares of common stock; (ii) 56,178 shares of common stock issuable upon the exercise of vested options; (iii) 6,132 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; and (iv) 3,770,604 shares of common stock beneficially owned by Sanderling Ventures. Dr. McNeil is a general partner of Sanderling Ventures and disclaims any beneficial ownership of the shares of Sanderling Ventures except to the extent of his pecuniary interest in Sanderling Ventures arising from his role as a general partner. The address of Dr. McNeil is c/o Sanderling Ventures, 400 South El Camino Real, Suite 1200, San Mateo, CA 94402. In April 2009 Dr. McNeil bought 10,300 shares of common stock in the open market, which increases Dr. McNeil’s beneficial ownership to 36.87%. Dr. McNeil is unable to vote these shares at the annual meeting of stockholders to be held on May 29, 2009.

(2)
Includes (i) 3,236,767 shares of common stock; (ii) 514,955 shares of common stock issuable upon exercise of vested warrants; and (iii) 18,882 shares of common stock issuable upon conversion of Series C Stock. Sanderling Ventures’ stock ownership is divided among thirteen related entities: Sanderling Venture Partners IV Co–Investment Fund, L.P., Sanderling IV Biomedical Co–Investment Fund, L.P.; Sanderling Venture Partners V Co–Investment Fund, L.P.; Sanderling V Limited Partnership; Sanderling V Beteiligungs GmbH and Co. KG; Sanderling Venture Partners II, L.P.; Sanderling Ventures Limited, L.P.; Sanderling V Biomedical Co-Investment Fund, L.P.; Sanderling Ventures Management V; Sanderling Venture Partners VI Co-Investment Fund, L.P.; and Sanderling Ventures Management VI; Sanderling VI Beteiligungs GmbH and Co. KG; and Sanderling VI Limited Partnership. All of these entities are limited partnerships except for Sanderling Venture Management V. Every general partner of the limited partnerships, including Dr. McNeil, would be deemed a beneficial owner of these shares under federal securities laws. Dr. McNeil is also a beneficial owner of Sanderling Ventures Management V. Robert G. McNeil, Fred A. Middleton, Timothy C. Mills and Timothy J. Wollaeger share voting and investment control of the shares held by the Sanderling entities. The address of Sanderling Ventures is 400 South El Camino Real, Suite 1200, San Mateo, CA 94402.

(3)
Based on the Schedule 13D/A filed by Ivy Healthcare Capital II, L.P. with the Securities and Exchange Commission on January 26, 2009, Russell F. Warren, Jr. (“Warren”) is the beneficial owner of 1,210, 727 shares of common stock and has sole voting and dispositive power over 27,500 shares and shared voting and dispositive power over 1,183,227 shares; Robert W. Pangia (“Pangia”) is the beneficial owner of 1,183,227 shares of common stock and has shared voting and dispositive power of all of those shares; Ivy Healthcare II, L.P. (“Ivy”) is the beneficial owner of 1,183,227 shares of common stock and has shared voting and dispositive power over all of those shares.  Among the shares beneficially owned by Warren, Pangia and Ivy, 164,285 shares are attributable to warrants exercisable for shares of common stock. The address of Ivy Healthcare Capital II, L.P. is One Paragon Drive, Suite 125, Montvale, New Jersey 07645.

(4)
Includes (i) 65,057 shares of common stock; (ii) 321,419 shares of common stock issuable upon the exercise of vested options; (iii) 2,373 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; and (iv) 5,323 shares of common stock issuable upon the exercise of vested warrants.

(5)
Includes (i) 155,204 shares of common stock; (ii) 140,115 shares of common stock issuable upon the exercise of vested options; (iii) 6,767 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; (iv) 10,317 shares of common stock issuable upon the exercise of vested warrants; and (v) 5,579 shares of common stock issuable upon conversion of Series C Stock.

(6)
Includes (i) 5,690 shares of common stock; (ii) 209,233 shares of common stock issuable upon the exercise of vested options; (iii) 23,056 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; and (iv) 1,031 shares of common stock issuable upon the exercise of vested warrants. Mr. Umidi has the sole power to vote or direct the vote of and dispose or direct the disposition of 238,216 of the shares. Mr. Umidi has shared power with Greta Umidi, his spouse, to vote or direct the vote of and dispose or direct the disposition of 794 of the shares.

(7)
Includes (i) 80,334 shares of common stock; (ii) 64,545 shares of common stock issuable upon the exercise of vested options; (iii) 6,006 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; (iv) 12,364 shares of common stock issuable upon the exercise of vested warrants; and (v) 11,158 shares of common stock issuable upon conversion of Series C Stock. Mr. Timken has the sole power to vote or direct the vote of and dispose or direct the disposition of 70,551 of the shares. Mr. Timken has shared power with Judith Timken, his spouse, to vote or direct the vote of and dispose or direct the disposition of 103,856 of the shares, as Trustees of the Timken Living Trust.

(8)
Includes (i) 8,198 shares of common stock; (ii) 147,048 shares of common stock issuable upon the exercise of vested options; (iii) 14,362 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; and (iv) 1,498 shares of common stock issuable upon the exercise of vested warrants. Mr. Dichiara has the sole power to vote or direct the vote of and dispose or direct the disposition of 162,060 of the shares. Mr. Dichiara has shared power with Michael Dichiara, his son, to vote or direct the vote of and dispose or direct the disposition of 4,523 of the shares and with Ariana Dichiara, his daughter to vote or direct the vote of and dispose or direct the disposition of 4,523 of the shares.

(9)
Includes (i) 4,204 shares of common stock; (ii) 68,617 shares of common stock issuable upon the exercise of vested options; (iii) 6,046 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; and (iv) 834 shares of our common stock issuable upon the exercise of vested warrants.

(10)
Includes (i) 500 shares of common stock; (ii) 64,545 shares of common stock issuable upon the exercise of vested options; (iii) 6,006 shares of common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2008; and (iv) 150 shares of common stock issuable upon the exercise of vested warrants.

(11)
Includes (i) 98,439 shares of common stock, which may be acquired pursuant to options which are exercisable within 60 days of March 31, 2008; (ii) 546,955 shares of common stock issuable upon the exercise of vested warrants; (iii) 265 shares of common stock issuable upon conversion of Series A Stock; and (iv) 35,619 shares of common stock issuable upon conversion of Series C Stock.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any previous or future filing by the Company under the Securities Act of 1933 or the Exchange Act of 1934 except to the extent that the Company incorporated it by specific reference.

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of ReGen’s financial reporting processes.

Review and Discussions with Management.  The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2008 with our management.

Review and Discussion with Independent Registered Public Accounting Firm.  The Audit Committee has reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity, in all material respects, of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of ReGen’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, other standards of the PCAOB (United States), rules of the Securities and Exchange Commission, and other applicable regulations.  In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

Conclusion.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Alan W. Baldwin, Chairman

Abhi Acharya

William R. Timken

APPROVAL OF PROPOSAL TO AMEND REGEN’S AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS
(PROPOSAL 2)

You are being asked in this Proposal 2 to authorize the Board of Directors to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, or “Charter,” to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office, or “board classification,” and to make certain related changes at any time prior to or on November 29, 2009. Our Board has unanimously approved a resolution seeking your approval for this proposal.

Description of Proposal

The Company currently elects its directors to serve on the Board of Directors for one year terms expiring at each annual meeting of stockholders following their election.  Delaware law permits provisions in a company’s certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors.  If the board classification is approved, the Company’s Board of Directors, upon filing of a certificate of amendment with the Secretary of State of the State of Delaware, will be divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible with the term of office of the directors of one class expiring each year.  Each director shall be elected to serve for a three year term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected.

The directors elected pursuant to Proposal 1 at the Annual Meeting of Stockholders shall continue to serve on the Board of Directors, but the term of office shall be in one of three classes whereby Class I directors shall serve for a term expiring on the date of the 2010 annual meeting of stockholders, Class II directors shall serve for a term expiring on the date of the 2011 annual meeting of stockholders and Class III directors shall serve for a term expiring on the date of the 2012 annual meeting of stockholders.  Vacancies may be filled by the Board of Directors, in the manner provided in the Company’s bylaws, and the term of office of any director elected by the Board of Directors shall continue for the duration of the term for that class.

Classification of Directors

CLASS DESIGNATION	DIRECTORS	INITIAL TERM EXPIRATION	SUBSEQUENT TERM EXPIRATION

Class I	Alan W. Baldwin	2010 Annual Meeting of	2013 Annual Meeting of
	Gerald E. Bisbee, Jr., Ph.D.	Stockholders	Stockholders

Class II	Abhi Acharya, Ph.D.	2011 Annual Meeting of	2014 Annual Meeting of
	William R. Timken	Stockholders	Stockholders

Class III	Robert G. McNeil, Ph.D.	2012 Annual Meeting of	2015 Annual Meeting of
	J. Richard Steadman, MD	Stockholders	Stockholders

Board Discretion to Implement Board Classification

If the board classification is approved by our stockholders, the Board of Directors may subsequently approve and effect, in its sole discretion, the board classification. The Board of Directors’ determination of whether to complete the board classification will be based, in part, upon the advice of our management and/or financial consultants.

The Board of Directors believes that a classified board will be beneficial to our Company and has made this proposal in order to promote orderly membership succession and turnover among the members of our Board of Directors, ensure continuity and stability in leadership and realize the benefit of institutional knowledge.  The Board of Directors believes a classified board permits more effective long-term strategic planning and promotes the creation of long-term value for our stockholders.

The Board of Directors also believes that this board classification proposal will assist it in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company by making an attempted takeover of the Company, on terms that may not be in the best interests of the Company or our stockholders and not approved by the Board of Directors, more difficult.  The proposal is not, however, in response to any effort of which the Company is aware to accumulate the Company’s capital stock or to obtain control of the Company.  While the Board of Directors has no present intention to adopt or submit for stockholder approval other measures that could have the effect of discouraging unsolicited takeover attempts, it reserves the right to do so in the future.

Our Board of Directors, however, feels that overall market conditions, the price of our common stock and other factors may impact the timing of effectuating the board classification. Therefore, as part of this proposal, the Board will have the authority to effect the board classification during a period of up to six months after the date of our 2009 Annual Meeting of Stockholders, and will also have the authority not to effect the board classification in such timeframe.

Procedure for Effecting Board Classification

If the board classification is approved by the Company’s stockholders and the Board of Directors has determined to effect the board classification at any time prior to or on November 29, 2009, the Company will file a certificate of amendment with the Secretary of State of the State of Delaware. The board classification will become effective at the time of filing on the date of filing the certificate of amendment or at any other time and/or date stated in the certificate of amendment, which is referred to as the “effective time.” The text of the proposed amendment to the Charter is set forth in Appendix A to this proxy statement; provided, however, that the text of the certificate of amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the board classification.

At the effective time, as stated above, the directors elected pursuant to Proposal 1 at the Annual Meeting of Stockholders shall continue to serve on the Board of Directors, but the term of office shall be in one of three classes whereby Class I directors shall serve for a term expiring on the date of the 2010 annual meeting of stockholders, Class II directors shall serve for a term expiring on the date of the 2011 annual meeting of stockholders and Class III directors shall serve for a term expiring on the date of the 2012 annual meeting of stockholders..

Vote Required

You may (i) vote “for” this proposal, (ii) vote “against” this proposal, or (iii) “abstain” from voting on this proposal. The affirmative vote of the holders of a majority of the shares of stock present in person or represented in proxy and entitled to vote is required to approve the amendment to our certificate of incorporation to effect the board classification. As a result, abstentions will be treated as votes against the proposal, and broker non-votes will have no effect on the voting results.

No Appraisal Rights

No appraisal rights are available under Delaware law or our Charter or bylaws if you dissent from or vote against the proposal to approve the board classification, and we do not plan to independently provide any such right to stockholders.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE CLASSIFICATION OF OUR BOARD OF DIRECTORS.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL 3)

Independent Registered Public Accounting Firm For 2009

The Board, upon the recommendation of its Audit Committee, has selected Ernst & Young LLP to audit our accounts for the fiscal year ending December 31, 2009. Ernst & Young LLP has reported that none of its members has any direct financial interest or material indirect financial interest in us. Currently, our Audit Committee is composed of Mr. Baldwin, Dr. Acharya and Mr. Timken and has responsibility for recommending the selection of our independent registered public accounting firm.

The Audit Committee’s pre-approval process for non-audit and audit-related services may be found in the charter of the Audit Committee.

You may (i) vote “for” this proposal, (ii) vote “against” this proposal, or (iii) “abstain” from voting on this proposal.  The affirmative vote of the holders of a majority of the shares of stock present in person or represented by proxy and entitled to vote is necessary to ratify the Board’s selection of Ernst & Young LLP to audit our accounts for the fiscal year ending December 31, 2009. As a result, abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the voting results. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders. These representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

2008 and 2007 Fiscal Years Audit Firm Fee Summary.

During fiscal year 2008, we retained our independent registered public accounting firm, Ernst & Young LLP, to provide services in the following categories and amounts:

Audit Fees	$323,500
Audit-Related Fees(1)	1,500
Tax Fees(2)	—
All Other Fees	—
Total Fees(3)	$325,000

During fiscal year 2007, we retained our independent registered public accounting firm, Ernst & Young LLP, to provide services in the following categories and amounts:

Audit Fees	$394,900
Audit-Related Fees(1)	2,500
Tax Fees(2)	—
All Other Fees	—
Total Fees(3)	$397,400
____________

(1)	2008 and 2007 audit-related fees include access to the global accounting and auditing information tool through our independent registered public accounting firm.

(2)	In 2008 and 2007, tax services were not provided by Ernst & Young LLP.

(3)	All of the services rendered to ReGen in 2008 and 2007 were pre-approved by the Audit Committee pursuant to its charter.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, and the services provided by (and fees paid to) Ernst & Young LLP in 2008 were pre-approved. These procedures include reviewing and approving a budget for audit and permitted non-audit services. The budget includes a description of, and an estimated amount for audit services and for particular specific categories of non-audit services that are recurring in nature and therefore are anticipated at the time the budget is reviewed. Additional Audit Committee pre-approval is required (i) if the estimated amount for a particular category of non-audit services will be substantially exceeded, and (ii) to engage the independent registered public accounting firm for any additional services not included in the original pre-approval. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee for services that were not included in the budget; these services are then reviewed at the next Audit Committee meeting. The Audit Committee periodically monitors the services rendered and fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

The Audit Committee has determined that the provision of services by Ernst & Young LLP is compatible with maintaining the independence of the independent registered public accounting firm.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

DEADLINE FOR STOCKHOLDERS PROPOSALS

Proposals of stockholders intended for inclusion in our proxy statement relating to the 2010 annual meeting of stockholders must be received at our offices (addressed to the attention of the Corporate Secretary) not later than December 26, 2009. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any stockholder proposal not included in the proxy materials we disseminate for our 2010 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act will be considered untimely for the purposes of Rules 14a-4 and 14a-5 under the Exchange Act if notice of the proposal is received after March 10, 2010. Management proxies will be authorized to exercise discretionary authority with respect to any stockholder proposal not included in our proxy materials unless (a) we receive notice of such proposal by March 10, 2010 and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

ADDITIONAL INFORMATION

Management knows of no matters that are to be presented for action at the Annual Meeting of Stockholders other than those set forth above. If any other matters properly come before the Annual Meeting of Stockholders, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

We will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of our proxy statement to beneficial owners of common stock held in their names and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

Please note that pursuant to the reverse stock split that became effective on November 29, 2008, the CUSIP for our common stock has changed to 75884M 302.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On July 24, 2008 in a private placement, the Company sold an aggregate principal amount of approximately $2,539,000 of its unsecured convertible notes, or the “July 2008 Notes.”  Of that amount, the Company sold an aggregate principal amount of $1,000,000 of the July 2008 Notes to Sanderling Ventures and $500,000 to Ivy Healthcare Capital II, L.P., or “Ivy Capital.”  At the option of the holders, the July 2008 Notes initially were convertible into the Company’s Series F Convertible Preferred Stock, or “Series F Stock,” at a price of $15 per share.  After the Company effected a one-for-twenty reverse stock split of the Company’s common stock on November 29, 2008, and mandatory conversion of the Series F Stock, the July 2008 Notes became convertible into the Company’s common stock at a conversion price of $3.00 per share.  In connection with the issuance of the July 2008 Notes, the Company issued five year warrants that were initially exercisable for 42,321 shares of Series F Stock at a price of $1.00 per share of Series F Stock and became exercisable for 211,615 shares of common stock at a price of $0.20 per share of common stock.  Of the warrants issued, Sanderling Ventures was issued approximately 83,335 warrants and Ivy Capital was issued 41,667 warrants.  As of March 31, 2009, each of Sanderling Ventures and Ivy Capital hold no July 2008 Notes and approximately $152,000 aggregate principal amount of the July 2008 Notes are currently outstanding, which become due and payable, including any accrued and unpaid interest, on July 24, 2009.  No amount of interest has been paid on the July 2008 Notes.

On December 4, 2008 in a private placement, the Company sold an aggregate principal amount of approximately $499,400 of its unsecured convertible notes, or the “December 2008 Notes.”  Of that amount, the Company sold an aggregate principal amount of $200,000 of the December 2008 Notes to Sanderling Ventures and $100,000 to Ivy Capital.  At the option of the holders, the December 2008 Notes initially were convertible into the Company’s common stock at a conversion price of $3.00 per share.  In connection with the issuance of the December 2008 Notes, the Company issued five year warrants that are exercisable for 41,628 shares of common stock at a price of $0.20 per share of common stock.  Of the warrants issued, Sanderling Ventures was issued approximately 16,668 warrants and Ivy Capital was issued 8,334 warrants.  As of March 31, 2009, each of Sanderling Ventures and Ivy Capital hold no December 2008 Notes and approximately $19,500 aggregate principal amount of the December 2008 Notes are currently outstanding, which become due and payable, including any accrued and unpaid interest, on July 24, 2009.  No amount of interest has been paid on the December 2008 Notes.

On January 16, 2009 in a private placement, the Company sold approximately 2,015,000 shares of common stock at $3.50 per share for aggregate gross proceeds of approximately $7,052,000.  Of that amount, the Company sold approximately 1,142,857 shares to Sanderling Ventures and 285,714 shares to Ivy Capital, for gross proceeds of $4,000,000 and $1,000,000, respectively.  In connection with this offering, the Company issued 302,227 five year warrants exercisable for shares of common stock at an exercise price of $1.20 per share.  Of the warrants issued, Sanderling Ventures was issued 171,432 warrants and Ivy Capital was issued 42,858 warrants.  As part of the terms of this offering, the holders of July 2008 Notes and December 2008 Notes converted such notes for shares of common stock, in accordance with the terms of such notes.

At March 31, 2009, Sanderling Ventures beneficially owned 36.06% of the Company’s capital stock and Ivy Capital beneficial owned 11.98% of the Company’s capital stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers and certain persons who own more than 10% of our common stock to file with the Securities and Exchange Commission reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, officers and greater than 10% beneficial owners, all of these reports were filed on a timely basis, except Jeffrey Chandler and James Flounlacker were each late filing a Form 3 upon their appointment as officers.  Each filed a Form 3 on April 3, 2009.

APPENDIX A
CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
REGEN BIOLOGICS, INC.

REGEN BIOLOGICS, INC.  (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”) does hereby certify as follows:

FIRST:  The name of the Corporation is ReGen Biologics, Inc.

SECOND:  The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is September 1, 1987.

THIRD:  The Board of Directors of the Corporation, acting in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended, as follows:

Article SEVENTH shall be amended by adding a new paragraph D as follows:

“D: The Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible with the term of office of the directors of one class expiring each year.  Each director shall be elected to serve for a three year term ending on the date of the third annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided, however, that the directors first elected to serve as Class I directors shall serve for a term expiring on the date of the 2010 annual meeting of stockholders, the directors first elected to serve as Class II directors shall serve for a term expiring on the date of the 2011 annual meeting of stockholders and the directors first elected to serve as Class III directors shall serve for a term expiring on the date of the 2012 annual meeting of stockholders.

In the event of any change in the number of directors, the Board of Directors shall apportion any newly created directorships to, or reduce the number of directorships in, such class or classes as shall, as nearly as possible, equalize the number of directors in each class.  Any additional director of any class elected by the Board of Directors to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class.  In no case shall a decrease in the number of directorships for a class shorten the term of an incumbent director.  The Board of Directors may elect a director to fill a vacancy, in the manner provided in the by-laws, resulting from the death, resignation, retirement, disqualification or removal from office of a director, and such director shall have the same remaining term as that of his or her predecessor.  Each director shall serve for a term continuing until the annual meeting of stockholders at which the term of the class to which he or she was elected expires and until his or her successor shall be elected and qualified or until his or her earlier death, resignation or removal.”

FOURTH:  Thereafter pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, ReGen Biologics, Inc. has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by its Senior Vice President and Chief Financial Officer on ___________ ____, 2009.

REGEN BIOLOGICS, INC.

By:
Name: Brion Umidi
Title: Senior Vice President and Chief Financial Officer
ATTEST:

ReGen Biologics, Inc.
C123456789

000004
MR A SAMPLE		000000000.000000 ext 000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext 000000000.000000 ext
ADD 1		000000000.000000 ext 000000000.000000 ext
ADD 2		Electronic Voting Instructions
ADD 3		You can vote by Internet or telephone!
ADD 4		Available 24 hours a day, 7 days a week!
ADD 5 ADD 6		Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 29, 2009.
Vote by Internet • Log on to the Internet and go to www.investorvote.com/rgbo
• Follow the instructions provided by the recorded message.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the steps outlined on the secured website.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proposals — The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold
	01 - Gerald E. Bisbee, Jr., Ph.D.	☐	☐	02 - Abhi Acharya, Ph.D.	☐	☐	03 - Alan W. Baldwin	☐	☐
	04 - Robert G. McNeil, Ph.D.	☐	☐	05 - J. Richard Steadman, M.D.	☐	☐	06 - William R. Timken	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office and to make certain related changes.	☐	☐	☐	3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.	☐	☐	☐

4.	To transact such other business as may come before the Meeting or any adjournment thereof.

Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

C 1234567890	JNT	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1UPX	0217251
<STOCK#>           011IJC

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — ReGen Biologics, Inc.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy for the Annual Meeting of Stockholders to be held on Friday, May 29, 2009

The undersigned stockholder of ReGen Biologics, Inc. (the “Company”) hereby constitutes and appoints Gerald E. Bisbee, Jr., Ph.D. and Brion D. Umidi and each of them, true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of ReGen Biologics, Inc. to be held on Friday, May 29, 2009 at 8:00 a.m. Pacific Time, at the offices of the Company’s legal counsel, Pillsbury Winthrop Shaw Pittman LLP, 50 Fremont Street, San Francisco, CA 94105 and at any and all adjournments and postponements thereof (the “Meeting”), on all matters properly before the Meeting.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.